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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                           Date of Report: October 2, 1998

                                 CAPITAL SOURCE L.P.
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                  (Exact name of Registrant as Specified in Charter)

           Delaware                   0-16497                 52-1417770
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 (State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)            File Number)        Identification Number)

                1004 Farnam Street, Suite 400, Omaha, Nebraska  68102
                -----------------------------------------------------
                 (Address of Principal Executive Offices) (Zip Code)

          Registrant's telephone number, including area code: (402) 444-1630

                                         NONE
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             (Former Name or Former Address, if Change Since Last Report)

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Item 4.  Change in Registrant's Certifying Accountant.

(a)

     (i) On October 2, 1998, PricewaterhouseCoopers LLP, the Registrant's independent accountants (the "Former Accountants"), resigned from their engagement as principal accountants for the Registrant. The Former Accountants resigned due to a question about their independence. The Registrant has engaged KPMG Peat Marwick, L.L.P. ("KPMG") as its new principal independent accountants effective October 9, 1998.

     (ii) The reports of the Former Accountants on the financial statements for the past two (2) fiscal years contained no adverse opinion or disclaimer of adverse opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principals.

     (iii) The decision to engage KPMG as the principal independent accountant for the Registrant was approved by the general partners of the Registrant.

     (iv) In connection with its audits for the two (2) most recent fiscal years and through October 2, 1998, there have been no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountants would have caused them to make reference thereto in their report on the financial statements for such years.

     (v) During the two (2) most recent fiscal years and through October 2, 1998, there were no "reportable events" as defined by Item 304 (a)(1)(v) of Regulation S-K.

     (vi) The Registrant has requested that the Former Accountants furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter will be filed by amendment.

(b)

            Neither the Registrant nor anyone on its behalf has consulted KPMG during the Registrant's two (2) most recent fiscal years, or any subsequent interim period prior to its engagement of KPMG.

Item 5.  Other Events.

     The Registrant holds a majority interest in certain limited partnerships (the "Operating Partnerships"). CS Properties I, Inc., an affiliate of the general partners of the Registrant, can influence the decisions of the general partners of the Operating Partnerships in certain circumstances. Accordingly, the Registrant had consolidated the Operating Partnerships on its financial statements since inception. It has recently been determined that this influence did not constitute control of the Operating Partnerships.
 Therefore, the Registrant's financial statements will be restated to

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deconsolidate the Operating Partnerships and to account for the investments in the Operating Partnerships under the equity method of accounting rather than consolidation. Accordingly, the Registrant's financial statements appearing in its Form 10-K for the year ending December 31, 1997, should no longer be relied upon.

     Under the equity method of accounting, the Registrant's investments are adjusted to reflect its share of Operating Partnership profits or losses and distributions. As required by consolidation accounting, the Registrant had recorded losses from the Operating Partnerships substantially in excess of its investments. Since the Registrant is not a general partner of the Operating Partnerships, it is not obliged to fund the negative balances. Under equity accounting, the Registrant does not reduce the carrying value of its investments below zero. As restated, investments in the Operating Partnership will be zero and losses will be recorded based on net capital contributions from the Operating Partnerships.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

     16.01 Letter dated October 8, 1998, from Registrant's former principal independent accountant.*


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* To be filed by amendment.

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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CAPITAL SOURCE L.P. (Registrant)

                                   By:  America First Capital Source I L.L.C.,
                                        General Partner of the Registrant

                                     By /s/ Michael Thesing
                                        -----------------------------------
                                        Michael Thesing, Vice President and
                                        Principal Financial Officer

     Dated: October 9, 1998


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